Exhibit 4.4

NUMBER SHARES CSA- SEE REVERSE SIDE FOR CERTAIN DEFINITIONS INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 67080N 10 1 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, $0.0001 PAR VALUE, OF Nuvation Bio Inc. transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate proper endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. DATED: COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY (New York, New York) TRANSFER AGENT AND REGISTRAR By: AUTHORIZED SIGNATURE Kenneth Guernsey, Secretary David T. Hung, President

Nuvation Bio Inc. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A SUMMARY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND RIGHTS, AND THE VARIATIONS IN RIGHTS, PREFERENCES AND LIMITATIONS DETERMINED FOR EACH SERIES, WHICH ARE FIXED BY THE CERTIFICATE OF INCORPORATION OF THE COMPANY, AS AMENDED, AND THE RESOLUTIONS OF THE BOARD OF DIRECTIONS OF THE COMPANY, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT. THE BOARD OF DIRECTORS MAY REQUIRE THE OWNER OF A LOST OR DESTROYED STOCK CERTIFICATE, OR HIS LEGAL REPREPSENTATIVES, TO GIVE THE COMPANY A BOND TO INDEMNIFY IT AND ITS TRANSFER AGENTS AND REGISTRARS AGAINST ANY CLAIM THAT MAY BE MADE AGAINST THEM ON ACCOUNT OF THE ALLEGED LOSS OR DESTRUCTION OF ANY SUCH CERTIFICATE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT Custodian TEN ENT – as tenants by the entireties (Cust) (Minor) JT TEN – as joint tenants with right of under Uniform Gifts to Minors Act survivorship not as tenants in common (State) UNIF TRF MIN ACT Custodian (until age ) (Cust) under Uniform Transfers to Minors Act (Minor) (State) Additional abbreviations may also be used though not in the above list. PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE For value received hereby sell, assign, and transfer unto (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE) Shares of the Class A Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated: , 20 Signature: Signature: Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever. Signature(s) Guaranteed: Medallion Guarantee Stamp THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVE SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad.15.